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                          UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 28, 2004
                                 Date of Report
                        (Date of earliest event reported)




                   THE GLATFELTER 401(k) SAVINGS PLAN AND THE
                       GLATFELTER 401(k) SAVINGS PLAN FOR
                                HOURLY EMPLOYEES

             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)



                 1-3560                                   23-0628360
        (Commission file number)               (IRS Employer Identification No.)


   96 SOUTH GEORGE STREET, SUITE 500
        YORK, PENNSYLVANIA 17401                        (717) 225-4711
(Address of principal executive offices)        (Registrant's telephone number,
                                                     including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 28, 2004, the Plan Administrator for the Glatfelter 401(k) Savings Plan and the Glatfelter 401(k) Savings Plan for Hourly Employees (the "Benefit Plans") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the independent accountant for the Benefit Plans' financial statements. In addition, the Plan Administrator appointed Beard Miller Company LLP ("Beard Miller") to audit the financial statements of the Benefit Plans for the year ended December 31, 2003.

Deloitte audited the financial statements of the Benefit Plans as of and for the years ended December 31, 2002 and 2001. The reports of independent auditors issued by Deloitte & Touche on the financial statements of the Benefit Plans for the plan years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the Benefit Plans' two most recent plan years ended December 31, 2002, and during the subsequent interim period through April 28, 2004, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in respect of the Benefit Plans, which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of disagreement in connection with its reports on the Benefit Plans' financial statements.

In addition, none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Benefit Plans during the two most recent plan years ended December 31, 2002, or during the subsequent interim period through April 28, 2004.

The Benefit Plans provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte & Touche's letter, dated May 14, 2004, stating its agreement with such statements.

During the Benefit Plans' two most recent plan years ended December 31, 2003 and during the interim period through April 28, 2004, neither the Plan Administrator, who administers the Benefit Plans, nor anyone else on the Benefit Plans' behalf, consulted with Beard Miller with respect to the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Benefit Plans or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K as the may relate to the Benefit Plans.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      The following exhibit is filed herewith.

     Exhibit
      Number      Description
      ------      -----------

      16.1        Letter from Deloitte & Touche LLP regarding change in Benefit
                    Plans' independent auditor.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Benefit Plans have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                                 The Glatfelter 401(k) Savings
                                                   Plan and th Glatfelter 401(k)
                                                   Savings Plan for Hourly
                                                   Employees



                    Date: May 14, 2004     By:   /s/ C. Matthew Smith
                                                 -------------------------------
                                                     C. Matthew Smith
                                                     Plan Administrator


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